NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

WIZARD WORLD, Inc.

Form of Senior Convertible Debenture

US$____________________	Issue Date: December 6, 2011

This Senior Convertible Debenture (the “Debenture”) is duly authorized and issued by Wizard World, Inc., a Delaware corporation (the “Company”), having its principal executive office at 1350 Avenue of the Americas, 2nd Floor, New York, NY 10019.

FOR VALUE RECEIVED, the Company, promises to pay to the order of _______________ _______________located at _______________________________________________, and or its registered assigns (the “Payee” or the “Holder”), the principal sum of ________________ Thousand United States Dollars (US$_____________) (the “Principal Amount”) by February 28, 2012 (the “Maturity Date”) unless it is converted into Private Placement Securities (as defined herein) after the Company undertakes the Qualified Offering (as defined herein), and to pay interest on the Principal Amount at a rate of six percent (6%) per annum in one lump sum payable on the Maturity Date.

This Debenture is subject to the following provisions:

A. “Qualified Offering” means one or more private placement offerings by the Company of a minimum amount in the aggregate of Five Hundred Thousand United States Dollars (US$500,000) of Series A Convertible Preferred Shares (the “Private Placement Securities”) convertible into Common Shares (as defined below) of the Company pursuant to the terms and conditions contained in the private placement offering documentation to be entered into at the time of the offering.

B. “Business Days” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

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C. “Existing Series A Convertible Preferred Shares” means the Company’s Series A Convertible Preferred Shares in existence as of the date hereof.

1.           Voluntary Conversion. At any time between the original Issue Date and the Maturity Date unless previously repaid by the Company or converted into Private Placement Securities pursuant to Section 2 herein, this Debenture may be convertible into (i) shares of common stock or (ii) into Existing Series A Convertible Preferred Shares, in each case, at the option of the Holder, in whole or in part (subject to any limitations on conversion).  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Exhibit A (a “Notice of Conversion”), specifying therein the Principal Amount and interest of this Debenture to be converted and the date on which such conversion is to be effected (a “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is provided hereunder. To effect conversions hereunder, the Holder shall not be required to physically surrender this Debenture to the Company unless the entire Principal Amount of this Debenture plus all accrued and unpaid interest thereon has been so converted. Conversions hereunder shall have the effect of lowering the outstanding Principal Amount of this Debenture in an amount equal to the applicable conversion amount. The Company shall maintain records showing the Principal Amount converted and the date of such conversions. The Holder and any assignee, by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted Principal Amount of this Debenture may be less than the amount stated on the face hereof.

A.           Conversion Price. On any Conversion Date, the Debenture is convertible into (i) shares of the Company’s common stock (the “Common Shares”) at a conversion price of US$0.40 per share or (ii) Existing Series A Convertible Preferred Shares at a conversion price of US$1.00 per share.

B.           Mechanism of Conversion.

i.   Conversion Shares Issuable Upon Conversion of Principal Amount. The number of Common Shares or Existing Series A Convertible Preferred Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing the outstanding principal amount of this Debenture (or any portion thereof) to be converted by the Conversion Price.

ii.  Delivery of Certificate Upon Conversion. In the event of any conversion of this Debenture in accordance with and subject to the terms and conditions hereof, (i) certificates for the Common Shares or Existing Series A Convertible Preferred Shares shall be dated the Conversion Date and delivered to the Holder hereof within a reasonable time, not exceeding five (5) Business Days after any Conversion Date, or, (ii) at the request of the Holder, shares shall be issued and delivered to the Depository Trust Company (“DTC”) account on the Holder’s behalf via the Deposit Withdrawal Agent Commission System (“DWAC”) within a reasonable time, not exceeding five (5) Business Days after such conversion. The Holder hereof shall be deemed for all purpose to be the holder of the Common Shares or Existing Series A Convertible Preferred Shares so purchased as of the date of such conversion. If certificated shares are issued, the Company will deliver or cause to be delivered to the Holder a certificate or certificates representing the number of Common Shares or Existing Series A Convertible Preferred Shares being acquired upon the conversion of this Debenture. Notwithstanding the foregoing to the contrary, the Company or its transfer agent shall only be obligated to issue and deliver the shares to DTC on a holder’s behalf via DWAC provided that (i) such exercise is in connection with a registration statement under the Securities Act providing for the resale of Common Shares or Existing Series A Convertible Preferred Shares or the Common Shares or Existing Series A Convertible Preferred Shares are otherwise exempt from registration and may be issued without a restrictive legend and (ii) the Holder and its transfer agent are participating in DTC through the DWAC system. The Holder shall deliver this original Debenture, or an indemnification undertaking with respect to such Debenture in the case of its loss, theft or destruction, at such time that this Debenture is fully exercised.

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iii.     Failure to Deliver Certificate. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the Holder by the tenth (10th) Business Day after a Conversion Date, the Holder shall be entitled by written notice to the Company at any time on or before its receipt of such certificate or certificates thereafter, to rescind such conversion, in which event the Company shall immediately return the certificates representing the principal amount of this Debenture tendered for conversion.

iv.     Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued Common Shares and Existing Series A Convertible Preferred Shares solely for the purpose of issuance upon any conversion of this Debenture and payment of interest on this Debenture each as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than 100% of the Common Shares and Existing Series A Convertible Preferred Shares as shall be issuable upon the conversion of the Principal Amount and payment of interest hereunder. The Company covenants that all Common Shares and Existing Series A Convertible Preferred Shares that shall be so issuable shall, upon issue, be duly and validly authorized, issued, and fully paid, nonassessible.

v.      Fractional Shares. Upon a conversion hereunder, the Company shall not be required to issue stock certificates representing fractions of Common Shares or Existing Series A Convertible Preferred Shares, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the closing bid price of the Company’s Common Shares or Existing Series A Convertible Preferred Shares as quoted by Bloomberg on the day prior to the Company’s receipt of the Conversion Notice. If the Company elects not, or is unable, to make such cash payment, the Holder shall be entitled to receive, in lieu of the financial fraction of a share, one whole Common Share.

vi.     Transfer Taxes. The issuance of certificates for Common Shares or Existing Series A Convertible Preferred Shares upon conversion of this Debenture shall be made without charge to the Holder hereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Debenture so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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2.          Mandatory Conversion upon the Subsequent Qualified Offering.

A.           Mandatory Conversion Mechanism.

i.       If the Company undertakes a Qualified Offering prior to the Maturity Date, the Company will deliver to the Holder a notice (the “Offering Notice”), stating the price and other terms and conditions thereof not later than five (5) Business Days prior to the closing date of the Qualified Offering.

ii.      Upon the closing of the Qualified Offering or prior to the close upon mutual agreement by the parties, the Debenture will automatically be converted into an equal amount of Private Placement Securities.

B.           Registration Rights. In the event that the Debenture is converted into the Private Placement Securities, the Holder shall have the same registration rights with respect to the Private Placement Securities as investors in the Qualified Offering.

3.           Adjustment of Conversion Price. The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 3. The Company shall give the Holder notice of any event described below which requires an adjustment pursuant to this Section 3 in accordance with the notice provisions set forth in Section 6D. If at any time the Company shall:

A.           make or issue or set a record date for the holders of the Common Shares for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Shares,

B.           subdivide its outstanding Common Shares into a larger number of Common Shares, or

C.           combine its outstanding Common Shares into a smaller number of Common Shares,

then (1) the number of Common Shares for which this Debenture is convertible immediately after the occurrence of any such event shall be adjusted to equal the number of Common Shares which a record holder of the same number of Common Shares for which this Debenture is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event, and (2) the Conversion Price then in effect shall be adjusted to equal (A) the Conversion Price then in effect multiplied by the number of Common Shares for which this Debenture is exercisable immediately prior to the adjustment divided by (B) the number of Common Shares for which this Debenture is exercisable immediately after such adjustment.

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4.          Holder’s Representations and Warranties. The Holder represents and warrants that:

A.           Restrictions on Transfer or Resale. The Holder understands that (i) the Debenture, any Common Shares upon conversion of the Debenture, and the Private Placement Securities are not being registered under the Securities Act of 1933 or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) the Debenture, any Common Shares or the Private Placement Securities are subsequently registered thereunder, or (B) Holder shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration; and (ii) neither the Company nor any other party is under any obligation to register the Debenture or the Common Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, provided however that Holders shall have the same registration rights with respect to the Private Placement Debenture as investors in the Qualified Offering in the event that the Debentures are converted into the Private Placement Securities in the Qualified Offering; (iii) Holder is acquiring the Debenture, the Common Share and the Private Placement Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act, and (iv) Holder does not presently have any agreement or understanding, directly or indirectly, with any party to distribute any of the securities.

B.           Accredited Investor Status. Holder is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

C.          Reliance on Exemptions. The Holder understands that the Debenture, any Common Shares upon voluntary conversion, and any Private Placement Securities acquired in the Qualified Offering are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in order to determine the availability of such exemptions and the eligibility of Holder to acquire the securities.

D.     Information. Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the securities that have been requested by Holder. Holder and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by Holder or its advisors, if any, or its representatives shall modify, amend or affect Holder’s right to rely on the Company’s representations and warranties contained herein. Holder understands that its investment in the Debenture, any Common Shares upon voluntary conversion and any Private Placement Securities acquired in the Qualified Offering involve a high degree of risk and is able to afford a complete loss of such investment. Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the securities.

E.         No Governmental Review. Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the securities or the fairness or suitability of the investment in the securities nor have such authorities passed upon or endorsed the merits of the offering of the securities.

F.     Legend. This Debenture, all certificates representing Common Shares upon voluntary conversion and the Private Placement Securities acquired in the Qualified Offering shall be stamped or imprinted with a legend in substantially the following form:

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Neither the issuance and sale of the securities represented by this Certificate nor the securities into which these securities are exercisable have been registered under the securities Act of 1933, as amended, or Applicable state securities laws. The securities may not be offered for sale, sold, transferred or assigned (i) in the absence of (A) an effective registration statement for the securities under the securities Act of 1933, as amended, or (B) an opinion of counsel, in a generally acceptable form, that registration is not required under said Act or (II) unless sold pursuant to Rule 144 or Rule 144 A under said Act. Notwithstanding the foregoing, the securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the securities.

5.            Events of Default

A.    The term “Event of Default” shall mean any of the events set forth in this Section 5A (the term “Company” for this purpose shall include all subsidiaries of the Company):

i.            Non-Payment of Obligations. The Company shall default in the payment of the Principal Amount of this Debenture as and when the same shall become due and payable, whether by acceleration or otherwise.

ii.           Non-Performance of Covenants. The Company shall default in the due observance or performance of any covenant set forth herein, which default shall continue uncured for thirty (30) days after notice thereof.

iii.          Bankruptcy, Insolvency, etc. The Company shall:

(a)          admit in writing its inability to pay its debts as they become due;

(b)          apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for the Company or any of its property, or make a general assignment for the benefit of creditors;

(c)          in the absence of such application, consent or acquiesce in, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for the Company or for any part of its property and that is not dismissed within sixty days;

(d)          permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of the Company, and, if such case or proceeding is not commenced by the Company or converted to a voluntary case, such case or proceeding is consented to or acquiesced in by the Company or results in the entry of an order for relief; or

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(e)          take any corporate or other action authorizing any of the foregoing.

B.           Action if Bankruptcy. If any Event of Default described in clauses (iii)(a) through (d) of Section 5A shall occur, the Principal Amount of this Debenture and all other obligations hereunder shall automatically be and become immediately due and payable, without notice or demand.

C.           Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (iii)(a) through (d) of Section 5A shall occur for any reason, whether voluntary or involuntary, and be continuing, for 30 days after notice, the Holder may, upon notice to the Company, declare all or any portion of the outstanding principal amount of the Debenture, to be due and payable and any or all other obligations hereunder to be due and payable, whereupon the full unpaid principal amount hereof, and any and all other such obligations which shall be so declared due and payable shall be and become immediately due and payable, without further notice, demand, or presentment.

6.             Miscellaneous.

A.           Parties in Interest. All covenants, agreements and undertakings in this Debenture binding upon the Company or the Holder shall bind and inure to the benefit of the successors and permitted assigns of the Company and the Holder, respectively, whether so expressed or not.

B.           Governing Law. This Debenture shall be governed by the laws of the State of New York as applied to contracts entered into and to be performed entirely within the State of New York.

C.           Waiver of Jury Trial. THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE OR ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF THE PAYEE OR THE COMPANY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE’S PURCHASING THIS NOTE.

D.           Notices.

i.            Any notice pursuant to this Debenture to be given or made (i) by the Holder to or upon the Company or (ii) by the Company to or upon the Holder, shall be sufficiently given or made if sent by certified or registered mail, postage prepaid, addressed (until another address is sent by the Company or the Holder to the other party) as follows:

To the Company:	Wizard World, Inc.
1350 Avenue of the Americas, 2nd Floor,
New York, NY 10019
Attn: Gareb Shamus

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To the Holder:	______________________
______________________
______________________
Attn: __________________

E.           No Waiver. No delay in exercising any right hereunder shall be deemed a waiver thereof, and no waiver shall be deemed to have any application to any future default or exercise of rights hereunder.

F.           Modification and Severability. If, in any action before any court or agency legally empowered to enforce any provision contained herein, any provision hereof is found to be unenforceable, then such provision shall be deemed modified to the extent necessary to make it enforceable by such court or agency. If any such provision is not enforceable as set forth in the preceding sentence, the unenforceability of such provision shall not affect the other provisions of this Debenture, but this Debenture shall be construed as if such unenforceable provision had never been contained herein.

[-signature page follows-]

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IN WITNESS WHEREOF, this Debenture has been executed and delivered on the date specified above.

WIZARD WORLD, INC.

By:
Name: Michael Mathews
Title: Executive Chairman

By:
Name:
Title:

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Exhibit A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the Senior Convertible Debenture, dated December 9, 2011 (the “Debenture”), issued by Wizard World, Inc., a Delaware corporation (the “Company”), in favor of the undersigned, due on February 28, 2012 if not previously repaid by the Company or converted into Private Placement Debenture pursuant to a Qualified Offering, into shares of common stock (the “Common Shares”) of the Company according to the conditions contained in the Debenture, as of the date written below.  If the Common Shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith. No fee will be charged to the undersigned for any conversion, except for such transfer taxes, if any.

The undersigned agrees to comply with the prospectus delivery requirements under the applicable securities laws in connection with any transfer of the aforesaid Common Shares.

Conversion calculations:

Date to Effect Conversion: ___________________________________________________

Principal Amount of Debenture to be Converted: _________________________________

Number of Common Shares to be issued: _______________________________________

Signature:	___________________________________

Name:	____________________________________

Address:	____________________________________

______________________________________

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BLUE SKY LEGENDS

NASAA LEGEND

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOTICE TO RESIDENTS OF ALL STATES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT IN VARIOUS STATES TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL TERM SHEET. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IN WITNESS WHEREOF, the Subscriber and the Company have caused this Subscription Agreement to be duly executed as of the date first above written.

SUBSCRIBER:

By:	(signature)
Name:	(print name)
Title:

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